PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

5. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	As of December 31,

	2013	2012
In millions
Land	$5.9	$6.1
Software	26.7	17.2
Buildings and improvements	245.8	238.5
Machinery and equipment	1,206.9	1,149.0

	1,485.3	1,410.8
Less accumulated depreciation	(811.0)	(729.4)

	674.3	681.4
Construction in progress	50.6	108.5

Total property, plant and equipment, net	$724.9	$789.9

We recorded asset impairment charges of $34.8 million for the year ended December 31, 2013, of which $33.6 million relates to the assets at our Merano, Italy polysilicon and chlorosilanes facilities to write down these assets to their current estimated salvage value, which was based primarily on an appraisal. For the year ended December 31, 2012, we recorded asset impairment charges of $1.5 million primarily related to software. These charges are reflected in long-lived asset impairment charges in our combined statements of operations.

Due to the downturn in market conditions, we performed an asset impairment analysis of the polysilicon production assets at our shuttered Merano, Italy polysilicon facility. As a result of this analysis, the polysilicon manufacturing assets at our shuttered Merano, Italy polysilicon facility were determined to be impaired as of December 31, 2011 and written down to its net realizable salvage value, which was based primarily on an appraisal. We recognized asset impairment charges of $225.7 million during the year ended December 31, 2011, which were recorded in the long-lived asset impairment charges in our combined statement of operations.